Exhibit 99.1

Jabil Posts Third Quarter Results

Provides Fourth Quarter Outlook

ST. PETERSBURG, Fla. – June 19, 2020 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its third quarter of fiscal year 2020.

“Our ability to deliver strong cash flows and solid revenue growth in the midst of a global pandemic suggests we’re doing something right,” said CEO Mark Mondello. “I want to offer my sincere appreciation to all those who work so hard to keep our people safe. The unique combination of efficiently operating our factories, and the strength of our well-diversified commercial portfolio, has allowed us to successfully navigate an extremely challenging macro environment,” he added.

Third Quarter of Fiscal Year 2020 Highlights:

•	Net revenue: $6.3 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 13 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue decrease: 2 percent

•	U.S. GAAP operating income: $59.4 million

•	U.S. GAAP diluted loss per share: $(0.34)

•	Core operating income (Non-GAAP): $172.1 million

•	Core diluted earnings per share (Non-GAAP): $0.37

Fourth Quarter of Fiscal Year 2020 Outlook:

• Net revenue	$5.8 billion to $6.6 billion

• U.S. GAAP operating income	$79 million to $189 million

• U.S. GAAP diluted earnings per share	$0.04 to $0.50 per diluted share

• Core operating income (Non-GAAP) (1)	$145 million to $245 million

• Core diluted earnings per share (Non-GAAP) (1)	$0.46 to $0.86 per diluted share

• Diversified Manufacturing Services revenue	Increase 1 percent year-on-year

• Electronics Manufacturing Services revenue	Decrease 8 percent year-on-year

• Total company revenue	Decrease 5 percent year-on-year

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $13.0 million for amortization of intangibles (or $0.08 per diluted share), $22.0 million for stock-based compensation expense and related charges (or $0.14 per diluted share), $25.0 million to $15.0 million for restructuring, severance and related charges (or $0.16 to $0.10 per diluted share) and $6.0 million for acquisition and integration charges (or $0.04 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, impairment on securities, restructuring of securities loss, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our third quarter of fiscal year 2020 and our guidance for future financial performance in our fourth quarter of fiscal year 2020 (including, net revenue, total company and segment revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges and acquisition and integration charges). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our third quarter of fiscal year 2020 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines in customer demand and other related customer challenges that may occur; changes in technology; the occurrence of, success and expected financial results from, product ramps; competition; our ability to maintain and improve costs, quality and delivery for our customers; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; performance in the markets in which we operate; and adverse changes in political conditions, in the U.S. and internationally, including, among others, adverse changes in tax laws and rates and our ability to estimate and manage their impact. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2019 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the third quarter of fiscal year 2020. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider that delivers comprehensive design, manufacturing, supply chain and product management services. Leveraging the power of over 200,000 people across 100 sites strategically located around the world, Jabil simplifies complexity and delivers value in a broad range of industries, enabling innovation, growth and customer success. For more information, visit jabil.com

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 577-9749

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	May 31, 2020 (unaudited)	August 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$763,337	$1,163,343
Accounts receivable, net	2,579,803	2,745,226
Contract assets	1,086,035	911,940
Inventories, net	3,283,701	3,023,003
Prepaid expenses and other current assets	553,416	501,573

Total current assets	8,266,292	8,345,085
Property, plant and equipment, net	3,485,669	3,333,750
Operating lease right-of-use asset	377,540	—
Goodwill and intangible assets, net	922,245	879,108
Deferred income taxes	173,008	198,827
Other assets	166,122	213,705

Total assets	$13,390,876	$12,970,475

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$399,737	$375,181
Accounts payable	5,019,286	5,166,780
Accrued expenses	3,246,977	2,990,144
Current operating lease liabilities	102,284	—

Total current liabilities	8,768,284	8,532,105
Notes payable and long-term debt, less current installments	2,087,593	2,121,284
Other liabilities	321,065	163,821
Non-current operating lease liabilities	311,939	—
Income tax liabilities	143,368	136,689
Deferred income taxes	113,323	115,818

Total liabilities	11,745,572	11,069,717

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	263	260
Additional paid-in capital	2,380,094	2,304,552
Retained earnings	1,985,546	2,037,037
Accumulated other comprehensive loss	(149,403)	(82,794)
Treasury stock, at cost	(2,584,198)	(2,371,612)

Total Jabil Inc. stockholders’ equity	1,632,302	1,887,443
Noncontrolling interests	13,002	13,315

Total equity	1,645,304	1,900,758

Total liabilities and equity	$13,390,876	$12,970,475

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019
Net revenue	$6,335,642	$6,135,602	$19,966,423	$18,708,867
Cost of revenue	5,879,494	5,691,803	18,526,311	17,290,544

Gross profit	456,148	443,799	1,440,112	1,418,323
Operating expenses:
Selling, general and administrative	302,849	274,482	916,772	834,750
Research and development	11,587	11,449	33,647	32,747
Amortization of intangibles	13,178	7,610	42,895	23,033
Restructuring, severance and related charges	69,150	9,340	144,005	16,182

Operating income	59,384	140,918	302,793	511,611
Impairment on securities	—	—	12,205	—
Interest and other, net	45,611	57,840	145,098	162,820

Income before income tax	13,773	83,078	145,490	348,791
Income tax expense	64,036	39,046	157,620	113,078

Net (loss) income	(50,263)	44,032	(12,130)	235,713
Net income attributable to noncontrolling interests, net of tax	695	550	1,689	1,277

Net (loss) income attributable to Jabil Inc.	$(50,958)	$43,482	$(13,819)	$234,436

(Loss) earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$(0.34)	$0.28	$(0.09)	$1.50

Diluted	$(0.34)	$0.28	$(0.09)	$1.47

Weighted average shares outstanding:
Basic	150,723	152,889	151,956	156,384

Diluted	150,723	155,678	151,956	159,036

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Nine months ended
	May 31, 2020	May 31, 2019
Cash flows provided by operating activities:
Net (loss) income	$(12,130)	$235,713
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	600,692	574,922
Restructuring and related charges	39,292	(3,555)
Recognition of stock-based compensation expense and related charges	62,214	47,452
Deferred income taxes	18,279	14,008
Provision for allowance for doubtful accounts	14,636	10,734
Other, net	20,979	34,204
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	142,470	(528,597)
Contract assets	(92,574)	(865,408)
Inventories	(229,398)	349,252
Prepaid expenses and other current assets	(44,331)	6,910
Other assets	(9,089)	(16,700)
Accounts payable, accrued expenses and other liabilities	59,686	253,721

Net cash provided by operating activities	570,726	112,656

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(648,945)	(789,226)
Proceeds and advances from sale of property, plant and equipment	93,679	167,653
Cash paid for business and intangible asset acquisitions, net of cash	(145,595)	(153,239)
Cash receipts on sold receivables	—	96,846
Other, net	21,398	(26,129)

Net cash used in investing activities	(679,463)	(704,095)

Cash flows (used in) provided by financing activities:
Borrowings under debt agreements	9,521,853	9,482,468
Payments toward debt agreements	(9,533,522)	(9,073,684)
Payments to acquire treasury stock	(189,500)	(350,323)
Dividends paid to stockholders	(38,411)	(39,736)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	16,179	14,582
Treasury stock minimum tax withholding related to vesting of restricted stock	(23,085)	(11,898)
Other, net	(13,106)	(1,500)

Net cash (used in) provided by financing activities	(259,592)	19,909

Effect of exchange rate changes on cash and cash equivalents	(31,677)	7,667

Net decrease in cash and cash equivalents	(400,006)	(563,863)
Cash and cash equivalents at beginning of period	1,163,343	1,257,949

Cash and cash equivalents at end of period	$763,337	$694,086

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Nine months ended
	May 31, 2020	May 31, 2019	May 31, 2020	May 31, 2019
Operating income (U.S. GAAP)	$59,384	$140,918	$302,793	$511,611

Amortization of intangibles	13,178	7,610	42,895	23,033
Stock-based compensation expense and related charges	16,882	14,506	62,214	47,452
Restructuring, severance and related charges	69,150	9,340	144,005	16,182
Distressed customer charge	—	—	14,963	—
Net periodic benefit cost (1)	2,797	—	7,398	—
Business interruption and impairment charges, net	4,574	—	4,574	(2,860)
Acquisition and integration charges	6,119	13,391	30,005	35,066

Adjustments to operating income	112,700	44,847	306,054	118,873

Core operating income (Non-GAAP)	$172,084	$185,765	$608,847	$630,484

Net (loss) income attributable to Jabil Inc. (U.S. GAAP)	$(50,958)	$43,482	$(13,819)	$234,436
Adjustments to operating income	112,700	44,847	306,054	118,873
Impairment on securities	—	—	12,205	—
Net periodic benefit cost (1)	(2,797)	—	(7,398)	—
Adjustments for taxes(2)	(2,422)	125	1,166	(17,837)

Core earnings (Non-GAAP)	$56,523	$88,454	$298,208	$335,472

Diluted (loss) earnings per share (U.S. GAAP)	$(0.34)	$0.28	$(0.09)	$1.47

Diluted core earnings per share (Non-GAAP)	$0.37	$0.57	$1.93	$2.11

Diluted weighted average shares outstanding (U.S. GAAP)	150,723	155,678	151,956	159,036

Diluted weighted average shares outstanding (Non-GAAP)	152,693	155,678	154,412	159,036

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

(2)	The nine months ended May 31, 2019 includes a $13.3 million income tax benefit for the effects of the Tax Act recorded during the three months ended November 30, 2018.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Nine months ended
	May 31, 2020	May 31, 2019(1)
Net cash provided by operating activities (U.S. GAAP)	$570,726	$112,656
Cash receipts on sold receivables	—	96,846
Acquisition of property, plant and equipment	(648,945)	(789,226)
Proceeds and advances from sale of property, plant and equipment	93,679	167,653

Adjusted free cash flow (Non-GAAP)	$15,460	$(412,071)

(1)

In fiscal year 2019, the adoption of Accounting Standards Update (“ASU”) 2016-15, “Classification of Certain Cash Receipts and Cash Payments” resulted in a reclassification of cash flows from operating activities to investing activities for cash receipts for the deferred purchase price receivable on asset-backed securitization transactions. The adoption of this standard does not reflect a change in the underlying business or activities. The effects of this change are applied retrospectively to all prior periods.